Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

with respect to

OFFERS BY LINCOLN NATIONAL CORPORATION TO PURCHASE FOR CASH

UP TO $500,000,000 IN AGGREGATE LIQUIDATION PREFERENCE

OF ITS

Depositary Shares, each representing a 1/25th interest in a share of 9.250% Fixed

Rate Reset Non-Cumulative Preferred Stock, Series C (CUSIP No. 534187BR9)

(the “Series C Depositary Shares”)

and

Depositary Shares, each representing a 1/1,000th interest in a share of 9.000% Non-

Cumulative Preferred Stock, Series D (CUSIP No. 534187885)

(the “Series D Depositary Shares”)

PURSUANT TO THE OFFER TO PURCHASE, DATED AUGUST 10, 2026

(AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO

TIME, THE “OFFER TO PURCHASE”)

THE OFFERS (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON SEPTEMBER 8, 2026, UNLESS EXTENDED OR EARLIER

TERMINATED BY LINCOLN NATIONAL CORPORATION (SUCH TIME AND DATE, AS THE SAME

MAY BE EXTENDED WITH RESPECT TO EITHER OFFER, THE “EXPIRATION DATE”).

This Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) is for use in connection with tenders of the Series C Depositary Shares and Series D Depositary Shares (collectively, the “Depositary Shares,” and each series of Depositary Shares, a “series” of Depositary Shares) pursuant to the Offers unless holders are tendering Depositary Shares through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by holders tendering Depositary Shares through ATOP.

The Tender Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway — Suite 404

New York, New York 10006

Banks and Brokers call: (212) 430-3774

Toll-Free: (855) 654-2015

Email: contact@gbsc-usa.com

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: 65 Broadway — Suite 404 New York, New York 10006 Attn: Corporate Actions	By Facsimile Transmission (for Eligible Institutions Only): (212) 430-3775/3779 Confirmation: (212) 430-3774

This Letter of Transmittal is being delivered to you in connection with two concurrent, but separate, offers (together, the “Offers,” and each an “Offer”) by Lincoln National Corporation to purchase for cash up to $500,000,000 in aggregate Liquidation Preference of its outstanding Depositary Shares listed above upon the terms and subject to the conditions set forth in the Offer to Purchase (together with this Letter of Transmittal, the “Offer Documents”). Capitalized terms used but not defined herein shall have the same meanings given to them in the Offer to Purchase.

All of the Depositary Shares are held in book-entry form through the facilities of DTC. You should use this Letter of Transmittal if you are causing the Depositary Shares to be delivered by book-entry transfer to the Tender Agent’s applicable account at DTC pursuant to the procedures set forth in Section 3, “Procedures for Tendering the Depositary Shares,” in the Offer to Purchase and acceptance of the applicable Offer is not being transmitted through ATOP. Only financial institutions that are participants in DTC’s book-entry system may make book-entry delivery of the Depositary Shares. Holders that are tendering by book-entry transfer to the Tender Agent’s account at DTC can execute the tender through ATOP, for which the Offers will be eligible, pursuant to the procedures set forth in Section 3, “Procedures for Tendering the Depositary Shares,” in the Offer to Purchase.

DTC participants that are accepting the applicable Offer through ATOP may transmit their acceptance of such Offer to DTC, which will verify the acceptance and execute a book-entry delivery to the Tender Agent’s applicable account at DTC. DTC will then send an “agent’s message” (as described in the Offer to Purchase) to the Tender Agent for its acceptance. Delivery of the agent’s message by DTC means that DTC has received an express acknowledgment from the DTC participant described in such agent’s message that such DTC participant has received and agrees to be bound by the terms of the Offers as set forth in the Offer to Purchase and this Letter of Transmittal and that Lincoln National Corporation may enforce such agreement against such participant.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE OFFER TO PURCHASE IN ITS ENTIRETY FOR A DESCRIPTION OF THE COMPLETE TERMS OF THE OFFERS. You should also read the instructions accompanying this Letter of Transmittal in their entirety before completing this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address, or transmission of this Letter of Transmittal via facsimile to a number, other than as set forth on the cover page of this Letter of Transmittal will not constitute a valid delivery to the Tender Agent.

	DESCRIPTION OF DEPOSITARY SHARES TENDERED
Name(s) and Address(es) of Holder(s) or Name(s) of DTC Participant(s) and Each Participant’s DTC Account Number in which Depositary Shares are Held (Please fill in, if blank)	Depositary Shares Description	Liquidation Preference per Depositary Share [A]	Number of Depositary Shares Represented[1] [B]	Aggregate Liquidation Preference Represented[2] [A x B]	Number of Depositary Shares Tendered[1] [C]	Aggregate Liquidation Preference Represented by Depositary Shares Tendered[2] [A x C]
	Depositary Shares, each representing a 1/25th interest in a share of 9.250% Fixed Rate Reset Non-Cumulative Preferred Stock, Series C (CUSIP No. 534187BR9)	$1,000.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D (CUSIP No. 534187885)	$25.00

1  Unless otherwise indicated in the column labeled “Number of Depositary Shares Tendered,” a tendering holder will be deemed to have tendered the entire number of Depositary Shares indicated in the column labeled “Number of Depositary Shares Represented,” on the terms and subject to the conditions set forth in the Offer to Purchase. See Instruction 4.

2   Unless otherwise indicated in the column labeled “Aggregate Liquidation Preference Represented by Depositary Shares Tendered,” a tendering holder will be deemed to have tendered the entire aggregate Liquidation Preference represented by the Depositary Shares indicated in the column labeled “Aggregate Liquidation Preference Represented,” on the terms and subject to the conditions set forth in the Offer to Purchase. See Instruction 4.

PLEASE COMPLETE THE FOLLOWING:

METHOD OF DELIVERY

☐

CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER DEPOSITARY SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Date Tendered:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Lincoln National Corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the number of Depositary Shares indicated in the table above entitled “Description of Depositary Shares Tendered” under the column labeled “Number of Depositary Shares Tendered” (or, if nothing is indicated in such column, the entire number of Depositary Shares indicated in the column labeled “Number of Depositary Shares Represented”).

Subject to and effective upon acceptance for purchase, and payment for, Depositary Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Lincoln National Corporation all right, title and interest in and to all of the Depositary Shares tendered hereby and preferred stock represented thereby which are so accepted and paid for; (2) orders the registration of Depositary Shares tendered by book-entry transfer that are purchased under an Offer to or upon the order of Lincoln National Corporation; and (3) irrevocably appoints the Tender Agent as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Depositary Shares and such preferred stock, with the full knowledge that the Tender Agent also acts as the agent of Lincoln National Corporation, with full power of substitution (such power of attorney and proxy being an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Depositary Shares and preferred stock to perform the following functions:

(a)

transfer ownership of such Depositary Shares and such preferred stock on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of Lincoln National Corporation;

(b)	present such Depositary Shares for transfer on the books of Lincoln National Corporation; and

(c)

receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares and such preferred stock, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offers.

The undersigned hereby covenants, represents and warrants to Lincoln National Corporation that:

(a)	the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares tendered hereby;

(b)

if and to the extent Lincoln National Corporation accepts the tendered Depositary Shares for purchase, Lincoln National Corporation will acquire good and unencumbered title to them, free and clear of all liens, restrictions, claims, charges and encumbrances, and such Depositary Shares will not be subject to any adverse claims or rights;

(c)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or Lincoln National Corporation to be necessary or desirable to complete the sale, assignment and transfer of the Depositary Shares tendered hereby and accepted for purchase; and

(d)	the undersigned has read and agrees to all of the terms of the applicable Offer.

The undersigned understands that tendering Depositary Shares pursuant to the procedures described in Section 3, “Procedures for Tendering the Depositary Shares,” in the Offer to Purchase and in the instructions to this Letter of Transmittal, and the acceptance thereof by Lincoln National Corporation, will constitute a binding agreement between the undersigned and Lincoln National Corporation upon the terms and subject to the conditions of the applicable Offer.

The undersigned understands that Lincoln National Corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, will pay the applicable Total Consideration for Depositary Shares validly tendered into, and not validly withdrawn from, the Offers.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Lincoln National Corporation may terminate or amend a given Offer, or may postpone the acceptance for purchase of, or the payment for, Depositary Shares tendered in an Offer.

The names and addresses of the registered holders of Depositary Shares, or DTC participants, should be printed above, exactly as they appear on a security position listing as the owner of the Depositary Shares. The DTC participant’s account number, the number of Depositary Shares (and corresponding Liquidation Preference) held in such account and the number of Depositary Shares (and corresponding Liquidation Preference) to be tendered in a given Offer shall be set forth in the appropriate boxes above.

Unless otherwise indicated below under “Special Payment and Delivery Instructions,” please transfer to the account at DTC designated above an amount equal to the aggregate Total Consideration for any Depositary Shares purchased (less any applicable withholding taxes) and/or return any Depositary Shares not tendered or not purchased.

The undersigned recognizes that Lincoln National Corporation has no obligation, under the Special Payment and Delivery Instructions, to order the registration or transfer of Depositary Shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. Except as stated in the Offer to Purchase, this tender is irrevocable.

HOLDERS PLEASE SIGN HERE

(See Instructions 1 and 5)

(Please also complete and provide the IRS Form W-9 attached hereto or an appropriate IRS Form W-8, as applicable)

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares. If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to Lincoln National Corporation of his or her authority to so act. See Instruction 5.

X
(Signature(s) of Registered Holder(s) or Authorized Signatory(ies))

Dated:        , 2026

Name(s):
(Please Type or Print)

Capacity (Full Title):

Address (Including Zip Code):

Area Code and Telephone No.:

Tax Identification or Social Security No.:

SIGNATURE GUARANTEE

(If required, see Instructions 1 and 5)

Name:
(Please Print)

Name of Firm:

Address:

Address Line 2:

Address Line 3:
(Please Include Zip/Postal Code)

(Country Code/Area Code) Telephone Number:

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

(See Instructions 2, 5, 6, 7 and 8)

To be completed ONLY if a check for the Total Consideration for any Depositary Shares is to be issued to the order of someone other than the person(s) whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the table above entitled “Description of Depositary Shares Tendered,” or if Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above.

☐ Payment Check(s)

Name(s):
(Please Print)

Address:
(Include Zip Code)

(Recipient must complete and provide IRS Form W-9 attached hereto or an appropriate IRS Form W-8, as applicable)

☐ Credit unpurchased Depositary Shares by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms of the Offers

1. Guarantee of Signatures.

Except as otherwise provided in this Instruction 1, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program. Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder (which term includes any DTC participant whose name appears on a security position listing as the owner of the Depositary Shares) of Depositary Shares tendered herewith and such holder(s) have not completed either of the boxes within “Special Payment and Delivery Instructions” in this Letter of Transmittal; or (b) such Depositary Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing with the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

2. Delivery of Letter of Transmittal; No Guaranteed Delivery Procedures.

To tender Depositary Shares, a properly completed and duly executed copy or facsimile of this Letter of Transmittal or an agent’s message, and a confirmation of a book-entry transfer of Depositary Shares into the Tender Agent’s applicable account with DTC, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE TENDER AGENT, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING DEPOSITARY SHARES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be deemed made when the delivery is actually received or confirmed by the Tender Agent. This Letter of Transmittal and any other required documents should be sent only to the Tender Agent, not to Lincoln National Corporation, DTC or any Dealer Manager for the Offers. The Tender Agent will not accept any tender materials other than Letters of Transmittal and DTC participants’ agent’s messages.

Pursuant to authority granted by DTC, any DTC participant that has Depositary Shares credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Depositary Shares as though it were the registered holder by so completing, executing and delivering this Letter of Transmittal or delivering an agent’s message. Tenders of Depositary Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

No alternative, conditional or contingent tenders of Depositary Shares will be accepted.

Lincoln National Corporation has not provided for and will not accept tenders of Depositary Shares by guaranteed delivery procedures.

All tendering holders of Depositary Shares, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an agent’s message, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space.

If the space provided in the table above entitled “Description of Depositary Shares Tendered” is inadequate, please list relevant information on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Depositary Shares.

The Series C Depositary Shares may be tendered and accepted only in whole shares (i.e., Liquidation Preference amounts equal to minimum denominations of $1,000.00 and integral multiples in excess thereof) and the Series D Depositary Shares may be tendered and accepted only in whole shares (i.e., Liquidation Preference amounts equal to minimum denominations of $25.00 and integral multiples in excess thereof). If fewer than all of the Depositary Shares owned by a holder are tendered, the holder must fill in the number of Depositary Shares tendered in the sixth column of the “Description of Depositary Shares Tendered” table above labeled “Number of Depositary Shares Tendered.” The entire number of Depositary Shares delivered to the Tender Agent will be deemed to have been tendered, unless otherwise indicated in accordance with the preceding sentence.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

a.	Exact Signatures.

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares.

b.	Joint Holders.

If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

c.	Signatures of Fiduciaries.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to Lincoln National Corporation of his or her authority to so act.

6. Stock Transfer Taxes.

Except as otherwise provided in this Instruction 6, Lincoln National Corporation will pay or cause to be paid any U.S. stock transfer taxes payable on the transfer to it of Depositary Shares purchased in an Offer. If, however, payment of the Total Consideration for such Depositary Shares is to be made to any person(s) other than the registered holder(s), or if tendered Depositary Shares are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person(s) will be deducted from the Total Consideration otherwise payable to the relevant holder, unless satisfactory evidence of the payment of such taxes or exemption from them is submitted with this Letter of Transmittal.

7. Special Payment and Delivery Instructions.

If any of the following conditions hold:

a.	check(s) for the Total Consideration for any Depositary Shares purchased pursuant to a given Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal;

b.

check(s) for the Total Consideration for any Depositary Shares purchased pursuant to a given Offer are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c.	Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at a book-entry transfer facility other than the one designated above, then, in any such case, you must complete the appropriate box within “Special Payment and Delivery Instructions” in this Letter of Transmittal and ensure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8. Tax Identification Number and Backup Withholding.

Under current U.S. federal income tax law, the Tender Agent may be required to withhold on certain amounts paid to tendering holders (or other payees) pursuant to an Offer. To avoid such backup withholding (currently at a rate of 24%), each tendering holder of Depositary Shares (or other payee) should properly complete and timely provide to the Tender Agent the enclosed Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. holder or other U.S. payee) or an appropriate IRS Form W-8 (in the case of a holder that is not a U.S. person or other non-U.S. payee), in each case, in accordance with the instructions thereto, or otherwise establish an exemption from backup withholding.

Certain holders (and other payees) are exempt from these backup withholding and reporting requirements, including, among others, corporations and certain foreign persons. An exempt U.S. holder (or other U.S. payee) should indicate its exempt status on the enclosed IRS Form W-9, in accordance with the instructions thereto. A holder (or other payee) that is not a U.S. person may establish its exemption from backup withholding by submitting to the Tender Agent a properly completed and executed applicable IRS Form W-8, which may be obtained from the Tender Agent or via the IRS website (http://www.irs.gov).

Failure to provide the required information on the IRS Form W-9 or IRS Form W-8 (as applicable) may subject a holder (or other payee) to penalties imposed by the IRS and backup withholding on any payment made pursuant to an Offer at the applicable rate. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s (or such other payee’s) U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

As described in the Offer to Purchase, a tendering holder (or other payee) that is not a U.S. person must provide to the Tender Agent a properly completed and executed appropriate IRS Form W-8 in order to establish that it is exempt from, or entitled to a reduced rate of, U.S. federal withholding tax with respect to any payments of gross proceeds to such holder or other non-U.S. payee pursuant to an Offer. Holders that are not U.S. persons are urged to consult their own tax advisors regarding the particular tax consequences to them of selling Depositary Shares pursuant to an Offer.

Each holder should consult its own tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, or other appropriate IRS Form W-8, as applicable, to claim exemption from U.S. federal withholding taxes.

9. Irregularities.

Lincoln National Corporation will determine in its sole discretion all questions as to the number of Depositary Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for purchase of any tender of Depositary Shares. Any such determinations will be final and binding on all parties, subject to challenge in a court of competent jurisdiction. Lincoln National Corporation reserves the absolute right to reject any or all tenders of Depositary Shares it determines are not in proper form or the acceptance of which or payment for which may, in the opinion of Lincoln National Corporation, be unlawful. Lincoln National Corporation also reserves the absolute right to waive any of the conditions of a given Offer and any defect or irregularity in the tender of any particular Depositary Shares, and Lincoln National Corporation’s interpretation of the terms of each Offer, including these instructions, will be final and binding on all parties, subject to challenge in a court of competent jurisdiction. No tender of Depositary Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Lincoln National Corporation shall determine. None of Lincoln National Corporation, the Tender Agent or any

other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

Important: The Tender Agent must receive this Letter of Transmittal or verification of acceptance of an Offer from DTC through an agent’s message (together with book-entry transfer and all other required documents) before the Expiration Date.

YOU MUST COMPLETE AND SIGN EITHER THE ENCLOSED IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8 (AS APPLICABLE). IRS FORMS W-8 CAN BE OBTAINED FROM THE TENDER AGENT OR FROM THE IRS WEBSITE (HTTP://WWW.IRS.GOV).

Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and any supplements or amendments to the foregoing may be directed to the Information Agent.

The Information Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway — Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call:

(212) 430-3774

Toll-Free:

(855) 654-2015

Email: contact@gbsc-usa.com

The Tender Agent for the Offers is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: 65 Broadway — Suite 404 New York, New York 10006 Attn: Corporate Actions	By Facsimile Transmission (for Eligible Institutions Only): (212) 430-3775/3779

For Confirmation of Facsimile Transmission by Telephone:

(212) 430-3774

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.
Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

Print or type. See Specific Instructions on page 3.	1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)
2 Business name/disregarded entity name, if different from above.
	3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.								4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
	☐ Individual/sole proprietor	☐ C corporation	☐	S corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.)

3b  If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . ☐

	5 Address (number, street, and apt. or suite no.). See instructions.						Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. citizen or other U.S. person (defined below); and

4.  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024)	Page	2

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid).

•	Form 1099-DIV (dividends, including those from stocks or mutual funds).

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

•	Form 1099-NEC (nonemployee compensation).

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

•	Form 1099-S (proceeds from real estate transactions).

•	Form 1099-K (merchant card and third-party network transactions).

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

•	Form 1099-C (canceled debt).

•	Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441-1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Form W-9 (Rev. 3-2024)	Page	3

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

•  Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

•  Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

•  Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

•  Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

•  Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation.

• Individual or • Sole proprietorship	Individual/sole proprietor.

• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.

• Partnership	Partnership.

• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2 — The United States or any of its agencies or instrumentalities.

3 — A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5 — A corporation.

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7 — A futures commission merchant registered with the Commodity Futures Trading Commission.

8 — A real estate investment trust.

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940.

10 — A common trust fund operated by a bank under section 584(a).

11 — A financial institution as defined under section 581.

12 — A middleman known in the investment community as a nominee or custodian.

13 — A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for…

• Interest and dividend payments	All exempt payees except for 7.

• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.

• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]

• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1]	See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B — The United States or any of its agencies or instrumentalities.

Form W-9 (Rev. 3-2024)	Page	4

C — A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G — A real estate investment trust.

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I — A common trust fund as defined in section 584(a).

J — A bank as defined in section 581.

K — A broker.

L — A trust exempt from tax under section 664 or described in section 4947(a)(1).

M — A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN, (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* Note: The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 3-2024)	Page	5

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.